Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1993-1

KEY PERFORMANCE FACTORS
April, 1998

Scheduled Maturity                                      9/15/98


Coupon                                                  5.9875%


Excess Protection Level
   3 Month Average  7.63%
     April, 1998  7.14%
     March, 1998  8.52%
     February, 1998  7.23%



Cash Yield                                              20.95%


Investor Charge Offs                                    5.82%


Base Rate                                               7.99%


Over 35 Day Delinquency                                 5.58%


Seller's Interest                                       23.91%


Total Payment Rate                                      10.35%


Total Principal Balance                                $4,906,345,724.47


Investor Participation Amount                          $312,500,000.00


Seller Participation Amount                            $1,173,012,391.17